Exhibit 99

                            Explanation of Responses
                            ------------------------


(1) GSCP (NJ), Inc. is making this joint filing on Form 4 on its behalf and as the designated beneficial owner on behalf of the following entities and individuals: GSCP (NJ), L.P., Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner (collectively, the "Affiliates").

(2) Each of the Affiliates indirectly owns 3,641,807 shares of Common Stock, by virtue of their relationships with GSC Recovery II, L.P. ("Recovery II"), GSC Recovery IIA, L.P. ("Recovery IIA"), GSC Partners CDO Fund, Limited ("CDO"), and GSC Partners CDO Fund II, Limited ("CDO II"), which are the direct owners of the Common Stock of Cherokee International Corporation (the "Company"). The 3,641,807 shares are held directly by the following entities in the following amounts: Recovery II owns 1,873,974 shares of Common Stock; Recovery IIA owns 1,338,134 shares of Common Stock; CDO owns 350,358 shares of Common Stock; and CDO II owns 79,341 shares of Common Stock. CDO II sold the 346,169 shares of Common Stock which are being reported as sold on this Form 4. Each of the Affiliates disclaims beneficial ownership of the Company's Common Stock except to the extent of its/his/her pecuniary interest in the Company's Common Stock.

(3) Recovery II and Recovery IIA are Delaware limited partnerships, and CDO and CDO II are Cayman Islands exempted corporations. GSC Recovery II GP, L.P. is the general partner of Recovery II; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RII, LLC; GSCP (NJ), L.P. is the manager of Recovery II; GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P.; and each of Keith W. Abell, Alfred
C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew
C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the executive officers and stockholders of GSCP (NJ), Inc. and the Limited Partners of GSCP
(NJ), L.P.

GSC Recovery IIA GP, L.P. is the general partner of Recovery IIA; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RIIA, LLC; GSCP (NJ), L.P. is the manager of Recovery IIA; GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P.; and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the executive officers and stockholders of GSCP (NJ), Inc. and the Limited Partners of GSCP (NJ), L.P.

GSCP (NJ), L.P. is the collateral manager of CDO and CDO II; GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P., and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the executive officers and stockholders of GSCP (NJ), Inc. and the Limited Partners of GSCP
(NJ), L.P.





                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          GSCP (NJ) L.P.

                                          By GSCP (NJ), Inc., its general
                                          partner

                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                          Name: Thomas V. Inglesby
                                          Title: Managing Director




                             JOINT FILER INFORMATION

Name: Keith W. Abell

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.





                             JOINT FILER INFORMATION

Name: Robert A. Hamwee

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.





                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.



                             JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.



                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.





                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 25, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                          By: /s/ Thomas V. Inglesby
                                              -------------------------
                                                As Attorney-in-Fact*


                                          By: /s/ Andrew Wagner
                                              -------------------------
                                                As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.